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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report: November 28, 2000                  Commission file number 1-5805



                         THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)



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
     Delaware                                            13-2624428
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(State or other jurisdiction                             (I.R.S. Employer
 of incorporation)                                       Identification No.)



270 Park Avenue, New York, NY                                 10017
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(Address of principal executive offices)                 (Zip Code)
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      (Registrant's telephone number, including area code) (212) 270-6000
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Item 9.  Regulation FD Disclosure

Chase Capital Partners ("CCP"), the private equity investment business of The Chase Manhattan Corporation (together with certain investment funds formed primarily for Chase employees, "Chase"), currently intends to offer to persons unaffiliated with Chase limited partnership interests in a new private equity fund that will co-invest alongside CCP in a substantial portion (but not necessarily all) of the direct private equity and equity-related investments that are made by CCP. Chase currently intends to commit at least $8.0 billion of funds to CCP over the five-year investment period of this new private equity fund for direct private equity investments to be made alongside such fund, with at least $2.0 billion of funds currently anticipated to be committed for calendar year 2001 and at least $1.5 billion of funds currently anticipated to be committed for each of calendar years 2002 through 2005. In addition, Chase currently intends to continue to provide funds to CCP for direct private equity and equity-related investments that are made by CCP but in which the new private equity fund will not invest.

A detailed summary of the performance of CCP's direct private equity investments is set forth in Exhibit 99.1. The historical returns achieved by CCP are not a prediction of future performance and there can be no assurance that these or comparable returns will be achieved by CCP in the future. The valuations reflected in the figures presented in Exhibit 99.1 have been prepared by CCP using the valuation policies described in notes (1) through (4) in Exhibit 99.2 and, in some instances, may differ materially from the valuations reflected in Chase's financial statements, which have been prepared in accordance with United States generally accepted accounting principles.

For the notes referred to in Exhibit 99.1, see Exhibit 99.2.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             THE CHASE MANHATTAN CORPORATION
                                                      (Registrant)

                                                    /s/ Dina Dublon
                                             -----------------------------------
                                                    Dina Dublon
                                                    Chief Financial Officer



Dated: November 28, 2000

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                                  EXHIBIT INDEX

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Exhibit No.                      Description                                Page
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
   99.1            Investment Performance.............................       5
   99.2            Notes to Table.....................................       6
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